SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): July 21, 2009 (July 15, 2009)

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Luchthaven Schiphol, The Netherlands
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 1.01  Entry into a Material Definitive Agreement

Amendment to Loan Agreements

On July 15, 2009, Elephant Talk Communications, Inc. (the “Company”) and QAT II Investments SA (“QAT”) entered into an amendment agreement (the “Amendment”) to loan agreements dated January 27, 2009, February 15, 2009, March 4, 2009, March 31, 2009, May 4, 2009, May 27, 2009, July 1, 2009 and July 8, 2009 (collectively, the “Loan Agreements”) for an aggregate of $4,709,066 (based on a Euro – Dollar exchange rate of $1.4099 published in the Wall Street Journal on July 17, 2009).  The Loan Agreements had previously had a maturity date of July 15, 2009.  The Amendment extended the maturity date of the Loan Agreements to August 31, 2009.  QAT is affiliated with certain of the Company’s directors.

Item 2.03  Creation of a Direct Financial Obligation

As more fully described in Item 1.01 of this Current Report, which information is incorporated by reference into this Item 2.03, the Company entered into the Amendment with QAT, thereby extending the maturity date of the Loan Agreements from July 15, 2009 to August 31, 2009.

Item 9.01  Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Loan Agreements, dated July 15, 2009, by and among the Company and QAT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS, INC.

/s/ Steven van der Velden

Steven van der Velden
President, Chief Executive Officer

Dated:  July 21, 2009